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                                                                 Exhibit 10.2(m)


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                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------

         This First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (this "AMENDMENT") is entered into on April 24, 1996, by LOMAK PETROLEUM, INC., LOMAK OPERATING COMPANY, LOMAK PRODUCTION COMPANY, LOMAK RESOURCES COMPANY, RED EAGLE RESOURCES CORPORATION, and EASTERN PETROLEUM COMPANY (each as "BORROWER" and collectively the "BORROWERS"); BANK ONE, TEXAS, N.A., TEXAS COMMERCE BANK NATIONAL ASSOCIATION, NATIONSBANK OF TEXAS, N.A., and PNC BANK, NATIONAL ASSOCIATION (each a "BANK" and collectively the "BANKS"); and BANK ONE, TEXAS, N.A., as agent for the Banks (in such capacity, "AGENT").

RECITALS:

1 The Banks along with the Borrowers are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated December 20, 1995 (the "LOAN AGREEMENT").

         B. The Loan Agreement provides that the Banks will make Revolving Loans to the Borrowers (excluding Eastern Petroleum Company) in an aggregate principal amount at any one time outstanding (inclusive of the Letter of Credit Exposure) equal to the lesser of the Borrowing Base or $250,000,000. The Borrowing Base determined by the Banks presently is $105,000,000. The Banks have agreed to increase the Borrowing Base to $150,000,000 on the terms and conditions set out below.

         C. Lomak Petroleum, Inc. previously acquired Eastern Petroleum Company, an Ohio corporation, pursuant to an Acquisition Agreement dated January 23, 1996 (the "EASTERN AGREEMENT"). The assets of Eastern Petroleum Company include oil and gas properties in Trumbull, Ashtabula, Cuyahoga, Geagua, Mahoning, Portage, and Noble Counties, Ohio (the "Eastern Assets"). The Banks agree to include the Eastern Assets in their determination of the Borrowing Base although the Banks are not requiring the Borrowers to mortgage the Eastern Assets at this time.

         D. Eastern Petroleum Company, an Ohio corporation, has agreed to become a Borrower.

         E. Lomak Petroleum, Inc. has entered into a Purchase and Sale Agreement dated April 4, 1996, with Bannon Energy Incorporated (the "BANNON AGREEMENT") pursuant to which Lomak Petroleum, Inc. or one or more of the other Borrowers will acquire certain oil and gas properties in New Mexico, Oklahoma, Texas, and Wyoming (the "BANNON ASSETS"). The Banks agree to include the Bannon Assets in their determination of the Borrowing Base although the Banks are not requiring the Borrowers to mortgage the Bannon Assets at this time.

         F. The Borrowers and the Banks desire to amend the Loan Agreement to reflect the matters set forth above.

AGREEMENTS:
- ----------

         In consideration of the funds advanced by the Banks to the Borrowers under the Notes and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Banks agree as follows:

         1. DEFINITIONS. The terms used in this Amendment shall have the same meanings as provided therefor in the Loan Agreement, unless the context hereof otherwise requires or provides.

         2. AMENDMENTS TO SECTION 1.01 OF THE LOAN AGREEMENT. Effective as of the date of this Amendment, Section 1.01 of the Loan Agreement is amended as follows:

         (a) The definition of "BORROWER" is amended to read as shown below:

                          "BORROWER" means any of Petroleum, Operating,
                  Production, Resources, Red Eagle, or Eastern, and "BORROWERS" means all of them.

         (b) The following definition is added to Section 1.01 between the definitions of "ERISA" and "EURODOLLAR RESERVE PERCENTAGE":



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                       "EASTERN" means Eastern Petroleum Company, an Ohio
Corporation.

         3. AMENDMENT TO SECTION 3.01 OF LOAN AGREEMENT. Effective as of the date the Borrowers fully satisfy the conditions precedent set out in paragraph 5 below, subsection (c) of Section 3.01 of the Loan Agreement is amended to read as follows:

                           "(c) The Borrowing Base shall be $150,000,000 until
                  the next Determination Date."

         4. AMENDMENT TO SECTION 6.01 OF THE LOAN AGREEMENT. Effective as of the date of this Amendment, paragraph (9) of subsection (a) of Section
6.01 of the Agreement is amended to read as follows:

                           "(9) The Borrowers have no wholly owned Subsidiaries
                  except (i) Petroleum whose wholly owned Subsidiaries are Border Resources, Inc., a Delaware corporation; Buffalo Oil Field Services, Inc., an Ohio corporation; Eastern Petroleum Company, an Ohio corporation; LPI Acquisition, Inc., a Texas corporation; Lomak Acquisition Corp., a Delaware corporation; Lomak Operating Company, an Ohio corporation; Lomak Production Company, a Delaware corporation; and Red Eagle Resources Corporation, a Delaware corporation; (ii) Eastern whose wholly owned Subsidiaries are Commodore Estates, Inc., Whitewood Resources, Inc., and Eastwash Corporation, all Ohio corporations; (iii) Operating whose wholly owned Subsidiary is Lomak Resources Company, a Delaware corporation; and (iv) Red Eagle whose wholly owned Subsidiary is Talon Trucking Company."

         5. CONDITIONS PRECEDENT TO BORROWING BASE INCREASE. The Banks will not increase the Borrowing Base in connection with this Amendment until the following items have been furnished to the Banks, acceptable to the Banks in their sole discretion and properly executed and acknowledged where required, and the Banks have had a reasonable opportunity to examine them:

         (a)      This Amendment;

         (b) Four Revolving Promissory Notes dated as of the date hereof, executed by the Borrowers, one payable to Bank One for $87,500,000, one payable to TCB for $87,500,000, one payable to NationsBank for $50,000,000, and one payable to PNC for $25,000,000;

         (c)      A Statute of Frauds Notice;



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         (d) Copies of all resolutions adopted by the Board of Directors of the
Borrowers approving this Amendment and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the pertinent party;

         (e) Copies of all resolutions adopted by the Board of Directors of the Borrowers approving the Eastern Agreement and the Bannon Agreement, and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the pertinent party;

         (f) Evidence satisfactory to the Banks, in their sole discretion, that there have been no material amendments or modifications to the Bannon Agreement and that closing as contemplated by the Bannon Agreement has occurred in accordance with that agreement;

         (g) Evidence satisfactory to the Banks, in their sole discretion, that the Borrowers have acquired good and indefeasible title to the Eastern Assets and the Bannon Assets evaluated by the Banks and reflected in the engineering reports provided by the Borrowers to the Banks, subject only to Permitted Encumbrances;

         (h) A certificate from the Borrowers that the conditions prescribed in
Section 5.02(a) of the Agreement exist;

         (i) Good standing certificates and tax certificates for Eastern from the Secretary of State of Ohio, dated not more than 15 days prior to the date of this Amendment;

         (j) A certificate of incumbency for Eastern;

         (k) A copy of Eastern's bylaws, certified by the Secretary or an Assistant Secretary of Eastern to be true and correct; and

         (l) An opinion of the law firm of Rubin Baum Levin Constant & Friedman stating substantially as follows:

                  (1) Petroleum has acquired Eastern, and Eastern is a wholly-owned subsidiary of Petroleum;

                  (2) Eastern has no wholly-owned Subsidiaries other than Commodore Estates, Inc., Whitewood Resources, Inc., and Eastwash Corporation, all Ohio corporations;

                  (3) Eastern is a corporation duly incorporated, validly existing and in good standing under the laws of Ohio and has full corporate power and authority to own, lease, or mortgage its assets and properties and to carry on its business as now conducted;

                  (4) The Loan Agreement, this Amendment, the Notes, and all documents previously or subsequently executed by one or more of the Borrowers in favor of the Banks constitute the legal, valid, and binding obligations of the parties, enforceable against the appropriate parties in accordance with their terms, except as enforceability thereof may be limited by (x) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally, (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (z) an implied covenant of good faith and fair dealing; and

                  (5) To the best of their knowledge, there is not pending (excluding actions not served) any judicial, administrative, or arbitral action, suit, proceeding, or claim against or investigation of any of the Borrowers which questions the validity of the Eastern acquisition or the documents executed by any of the Borrowers in favor of the Banks.

         6. CONFIRMATION OF LOAN AGREEMENT AND OTHER MATTERS. The Borrowers certify that the warranties and representations of the Loan Agreement remain true and correct and that they are not in default under the Loan Agreement. Except as amended herein, the Loan Agreement shall remain as originally written; and the Borrowers ratify the Loan Agreement, as amended by this Amendment. Each Borrower reaffirms Section 6.01(a) (12) of the Loan Agreement and, effective as of the date of closing of the Bannon Agreement, warrants and represents that it has good and indefeasible title to all material assets purported to be owned by it, including the Eastern Assets and the Bannon Assets reflected in the engineering reports furnished to the Banks and relied upon by them to determine the Borrowing Base set out above, subject only to Permitted Encumbrances.

         7. COUNTERPART EXECUTION. To facilitate execution, this Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of all persons



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required to bind any party, appear on each counterpart. Instead, it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

         8. GOVERNING LAWS. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA AND SHALL BE PERFORMED IN TARRANT COUNTY, TEXAS.

         9. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         Executed as of the date first written above.

BORROWERS:
- ---------

LOMAK PETROLEUM, INC.                       LOMAK RESOURCES COMPANY

By:                                             By:
   ---------------------------------               ---------------------------------
         John H. Pinkerton,                             John H. Pinkerton,
         President                                      President

LOMAK OPERATING COMPANY                     RED EAGLE RESOURCES CORPORATION

By:                                             By:
   ---------------------------------               ---------------------------------
         John H. Pinkerton                              John H. Pinkerton,
         President                                      President

LOMAK PRODUCTION COMPANY                    EASTERN PETROLEUM COMPANY

By:                                             By:
   ---------------------------------               ---------------------------------
         John H. Pinkerton,                             John H. Pinkerton,
         President                                      President



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                             AGENT:
                             -----

                             BANK ONE, TEXAS, N.A.

                                      By:
                                         ----------------------------------
                                      Brad Bartek,
                                      Vice President

                             BANKS:
                             -----

                             BANK ONE, TEXAS, N.A.

                                      By:
                                         ----------------------------------
                                              Brad Bartek,
                                              Vice President

                             TEXAS COMMERCE BANK
                             NATIONAL ASSOCIATION

                                      By:
                                         ----------------------------------
                                              Timothy E. Perry,
                                              Senior Vice President

                             NATIONSBANK OF TEXAS, N.A.

                                      By:
                                         ----------------------------------
                                              J. Scott Fowler,
                                              Vice President

                             PNC BANK, NATIONAL
                             ASSOCIATION

                                      By:
                                         ----------------------------------
                                              Michael J. Beyer,
                                              Vice President





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